As filed with the Securities and Exchange Commission on March 9, 2004




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-03758
                                                     ---------


                        MATRIX ADVISORS VALUE FUND, INC.
               (Exact name of registrant as specified in charter)
               --------------------------------------------------



                747 THIRD AVENUE, 31ST FLOOR, NEW YORK, NY 10017
                ------------------------------------------------
               (Address of principal executive offices) (Zip code)



                                  David A. Katz
                          747 Third Avenue, 31st Floor
                               NEW YORK, NY 10017
                               ------------------
                     (Name and address of agent for service)



                                 (212) 486-2004
                                 --------------
               Registrant's telephone number, including area code



Date of fiscal year end: JUNE 30, 2004
                         -------------



Date of reporting period:  DECEMBER 31, 2003

ITEM 1. REPORT TO STOCKHOLDERS.



                               SEMI-ANNUAL REPORT








                                 MATRIX ADVISORS
                                VALUE FUND, INC.





                                DECEMBER 31, 2003







                          747 THIRD AVENUE, 31ST FLOOR
                               NEW YORK, NY 10017

                                MATRIX ADVISORS
                                VALUE FUND, INC.


February 19, 2004

Dear Shareholder:

     I am pleased to enclose the semi-annual report and market commentary for the Fund for the period ending December 31, 2003.

     The stock market continued its winning ways in the fourth quarter, completing a classic bounce back year immediately on the heels of the worst of the bear market since World War II. Happily, the Fund once again out- performed the S&P 500 Index during the quarter and the calendar year. The Net Asset Value of the Fund rose to $53.59 at the end of the quarter, an increase of 15.84%.



--------------------------------------------------------------------------------
                                           ANNUALIZED RETURNS (AS OF 12/31/03)

                                        ONE YEAR    FIVE YEAR  SINCE INCEPTION**
                                        --------    ---------  -----------------
RETURNS BEFORE TAXES                       44.59%      13.05%     12.74%
RETURN AFTER TAXES
ON DISTRIBUTIONS*                          44.38%      12.71%     12.33%
RETURN AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES*                       28.98%      11.29%     11.10%
S&P 500***                                 28.68%      -0.58%     8.64%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown.

PAST PERFORMANCE, BEFORE AND AFTER TAXES, IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect fee waivers in effect and in the absence of fee waivers, total returns would be lower.


** Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

*** The S&P 500 is an unmanaged index commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index.

--------------------------------------------------------------------------------

     The Fund thus completed a very auspicious year. In addition to strong performance gains, there were many other bright spots:

o The Fund enjoyed an outstanding year in terms of its asset growth. More than $109 million was newly invested into the Fund last year.
o The breadth of investment sources grew tremendously last year. Not only did the Fund dramatically expand its base of Registered Investor Advisors ("RIAs"), but a great many individual investors bought the Fund on their own.
o The Fund garnered numerous media accolades as a leading fund in its category.
o The Fund continued to be highly tax efficient. While we had solid total appreciation for the year, we ended our 2003 tax year with a modest tax loss carry forward.

--------------------------------------------------------------------------------

                                        1


                        MATRIX ADVISORS VALUE FUND, INC.

--------------------------------------------------------------------------------
                        *               *            *
     We are extremely grateful for the vote of confidence we received from dozens of RIAs and hundreds of individual investors. In order to provide you with a summary introduction to the Fund and to its manger, Matrix Asset Advisors, the following are some salient points that best encapsulate the Fund's philosophy:

   o The Fund is a Large Cap Value fund focused on seeking strong businesses that can be purchased at compelling prices.
   o Investment determinations are made in-house based on proprietary valuation models which are used to screen potential investments, and extensive fundamental research, designed to confirm the attractiveness of a company.
   o The investment parameters of the Fund are identical to the parameters for Matrix's separate account clients. Therefore, the Fund benefits from the larger efforts being made on behalf of all Matrix equity accounts.
   o The Fund is an "Opportunistic Value" fund, meaning that our bias is to seek the best businesses at compelling prices, not just the cheapest businesses, regardless of their business prospects.
   o The Fund will "go anywhere for Value," meaning that it will consider the entire spectrum of the economy as potential sources for opportunities.
   o The moment a stock is purchased, we have an initial sale price target for the stock. This price target, which can be re-adjusted based on business operations, gives us great focus and reduces the emotions of investing.
   o The Fund maintains an attractive 0.99% annual expense ratio.
   o Matrix principals and staff, as well as family and friends maintain significant ownership positions in the Fund. We definitely eat our own cooking.
   o Similarly, independent directors reinvest their fee into shares of the Fund.
   o The Fund maintains a 0.75% redemption fee for sales less than two months of purchase in order to discourage market timing.

     There is much more that we could tell you about our investment approach. For additional information, we suggest you visit the Fund's website, www.matrixadvisorsvaluefund.com. Also, please feel free to call us at (800) 366-6223.

Thanks again for your vote of confidence. Best regards.

Sincerely,
David A. Katz
/s/ David A. Katz, CFA
Chief Investment Officer

--------------------------------------------------------------------------------
                                       2

                                MATRIX ADVISORS
                                VALUE FUND, INC.


                CAPITAL MARKETS COMMENTARY AND QUARTERLY REPORT:
                       4TH QUARTER AND 2003 ANNUAL REVIEW

"JUST PICK YOURSELF UP, DUST YOURSELF OFF, START ALL OVER AGAIN."

                             -Jerome Kern and Dorothy Fields


     Two Thousand Three was a strong year for the market by any measure; however, when viewed in the context of the past three years, 2003 seemed for many to be positively miraculous.

     The year takes its place in market history as yet another testimony to the resilience of the American economy, and to the historical reality that bad markets are immediately followed by strong markets.

     All major indexes performed well, with the beaten down NASDAQ having the greatest jump. What was truly breathtaking was the widespread breadth of the market rise, with 91.4% of the names in the S&P 500 Index posting gains last year. This was a welcome change from the highly concentrated performance gains of the late 1990's.

     Of course, the best news of all was the absolute and relative performance of the Matrix Advisors Value Fund in 2003. Simply stated, it was the best performance year in the Fund's history. Last year's performance easily overcame the negativity of 2002, and 2003 finished at an all-time net asset value ("NAV") high of $53.59. As in the overall market, positive performance was virtually universal, across all major sectors and across almost every individual holding.

     In that light, the following chart of the progress of the Fund since the overall market peaked in early 2000 is highly instructive:



          COMPARATIVE EQUITY CUMULATIVE PERFORMANCE SINCE MARKET PEAK
                              (3/24/00 - 12/31/03)

                                [GRAPHIC OMITTED]


Performance Graph shown here depicts the comparison of the Matrix Advisors Value Fund, S&P 500 and NASDAQ Composite from 3/24/00 through 12/31/03.


                MATRIX ADVISORS VALUE FUND      30.73%
                S&P 500                        -22.99%
                NASDAQ COMPOSITE               -59.08%





              Past Performance is no guarantee of future results.

                                MATRIX ADVISORS
                                VALUE FUND, INC.
--------------------------------------------------------------------------------
THROUGH A GLASS CLEARLY: A LOOK BACK AT OUR 2003 PREDICTIONS

     In aggregate our 2003 predictions were very much on target.

     We rightly called the end of the economic downslide and correctly tied economic recovery to market recovery. Most tellingly, we asserted that "we believe that 2003 will in fact be the year that breaks the bear."

     We predicted that Iraq's pre-war tension would soon clarify itself, and that such clarity would lead to market recovery. In fact, it was the perception of battlefield success that prompted the stock market to turn positive on a dime, from which it never looked back.

     In terms of market performance, while we called for an average year, we did hedge ourselves by pointing out that there could very well be an upside surprise, since very good tends to follow right on the heels of very bad in the stock market.

     Most happily, our belief in the Fund's prospects was borne out, as the Fund again outperformed the overall market in what we predicted would be a "stockpicker's market."

BATTER UP! OUR FEARLESS FORECAST FOR 2004

     While we were proud of our predictive accuracy last year, we recognize that we are back to square one in sizing up 2004. Therefore, with the appropriate lump in our collective throat, here goes:

     For a variety of reasons, we believe that 2004 will be a moderately good year for the stock market. Sustained economic recovery, an election year, cash inflows into the stock market and enduringly low inflation and interest rates will all contribute to this outcome, as will the historic pattern of stock market recoveries, which extend well into the second year of recovery.

     Unlike 2003, where small and mid-cap stocks led the pack, this year we believe we will see the re-emergence of the large blue chip stocks, which we look to be beneficiaries of the rolling market recovery.

     Selectivity will be the order of the day, as various sectors that have lagged, such as drugs, re-assert themselves, while standouts from last year, such as tech stocks will begin to cool off due to valuation concerns.

     Interest rates should begin to rise in 2004 as investors fret that economic recovery will usher in higher inflation. A continued weak dollar might also contribute to higher inflation rates.



--------------------------------------------------------------------------------

                                MATRIX ADVISORS
                                VALUE FUND, INC.


     We will refrain from calling the winner of the Presidential election, but suffice it to say that President Bush should have the economy working for him and not against him come November.

     We believe the Fund will once again outperform the market in 2004, though in all likelihood not to the extent of 2003. Finally, as a matter of fact beyond prediction: we will do our utmost in 2004 to earn your continuing trust and confidence.

FUND PERFORMANCE

     Across the board, the Fund had solid performance last year. Every major sector rose substantially, even the relatively beleaguered drug stocks. In fact with the exception of Merck, every core stock in the current portfolio posted positive gains for the year.

     While the technology-laden NASDAQ handily outpaced the other major indexes with a rise of 50.7%, the Fund's technology stocks achieved even healthier gains, rising in aggregate more than 70%.

     Several stocks either reached their fair value and were sold or at year end were close to their fair value level. In the fourth quarter partial sales of American Power Conversion Corp., Manpower and Vishay Intertechnology were all at levels close to fair value and were scaled back at substantial profits. We also completed our successful full sale of Dollar General.

     We also note that our turnover slowed, as many of our stocks had significant embedded profit potential as we entered 2003. With declining market volatility and a greater confidence level in the overall market, we also began the process to pare the number of our holdings modestly, looking to return to traditional levels.

     Looking forward, we expect many of our relative laggards to see better times in 2004. In this category we would include the drug stocks and such blue chip mega-cap stocks as GE and AIG. As always, we will be looking to take profits where we believe a holding's stock price has reached its fair business value. We expect that several of our technology stocks, including Intel, Symbol Technologies and Vishay could reach these levels in 2004.

     As noted in our cover letter, while we had solid total appreciation for the year, we ended our 2003 tax year with a modest tax loss carry forward.

                      *         *        *

     As is our practice in the year end letter, we devote the current installment of IDEAS ABOUT INVESTING to lessons learned during the past year. While adversity and failure are probably better sources of wisdom and learning than success, there are certainly valuable lessons to be had from last year. We encourage you to read on.


--------------------------------------------------------------------------------
                                       5





                                MATRIX ADVISORS
                                VALUE FUND, INC.


     Winter is already shaping up strangely in the Northeast, with blizzards in early December and Spring thaws in early January. But with the economy in recovery mode and with the abiding glow of the 2003 stock market, the weather seems quite bearable.

     Whether this letter finds you in climes warm or cold, we wish you a year that is far better than just bearable. May we all see in 2004 a year of contentment, fulfillment, prosperity and peace.

     We are truly grateful for the confidence and trust you have placed in us, and we promise to do whatever we can to keep it that way. Please call us with any questions at (800) 366-6223 or visit our website at www.matrixadvisorsvaluefund.com. Best regards.














----------
For the period ended December 31, 2003, the NASDAQ Composite Index had average annual total returns for the one-year, five-year and since inception (July 1, 1996) of 50.71%, -1.02% and 9.30%, respectively. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. You cannot invest directly in an index.

Please refer to the Schedule of Investments for holdings information. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Please refer to the Shareholder Letter for additional Fund disclosures.





--------------------------------------------------------------------------------
                                       6

                                 MATRIX ADVISORS
                                VALUE FUND, INC.

                              IDEAS ABOUT INVESTING
                 A QUARTERLY QUEST FOR INVESTMENT ENLIGHTENMENT


IN A YEAR TO REMEMBER, THERE ARE LESSONS NOT TO BE FORGOTTEN.



     The wisdom of the ages says that more is learned from experiencing failure than from success. Be that as it may, the truly wise can learn from all experiences. In that spirit, we look back at last year for the lessons that should be learned.

I. WHEN IT COMES TO INVESTING, STANDING BACK IS FAR BETTER THAN
   STANDING UP CLOSE.

         Investing is a continual process, not a story with a beginning, middle and end. Things that happen in one year might closely affect performance in another year. The real merit of one's investment efforts usually cannot readily be appreciated over the very short term.

         The more that one is able to step back and regard the developments of the market - and the opportunities and risks afforded in it - the greater the likelihood of long-term success.

         Last year should be seen as an adjunct to the year before. Many of the motivating factors that affected our decision making in 2002 bore fruit in 2003. When viewed separately, the two years seem highly disjointed, almost schizophrenic. However, when viewed together, the two years on balance were good.

         We were neither idiots in 2002 nor geniuses in 2003. What we were - and are - is disciplined. Sometimes it takes a bit longer for a discipline to apply itself successfully. Having a longer time horizon and not expecting immediate nor constant results, allows investors to apply and stay with proven disciplines of investing.


II. WHEN IT COMES TO THE RECOVERY OF THE AMERICAN ECONOMY, THE OPERATIVE QUESTION SHOULD BE "WHEN," NOT "IF."

         Too many people held back from investing in the market - investing anything in the market - based on the implicit perception that the economy would never recover. Surprisingly few people understood the implications of this thinking, and were content to extrapolate the existing recessionary environment out indefinitely.

         Such thinking of course ignores the great resilience and underlying strength of the American economy, and the reality of economic cyclicality.

         Needless to say, once there was a perception that the economy was on the mend, there were already significant market gains achieved. If one was not invested, those gains were not achieved.



--------------------------------------------------------------------------------
                                       7

                                MATRIX ADVISORS
                                VALUE FUND, INC.

III. THE BEST TIME TO BE A STOCK MARKET INVESTOR IS WHEN IT FEELS MOST PAINFUL TO BE ONE.

         Ironically, one of the signs that the bear market had to be reaching its end, was the very length and intensity of its impact. Every down day was in and of itself painful, but also a step toward the beginning of a market recovery. Common sense - combined with the wisdom of Lesson number two above - made being an investor in 2002 all the more irresistible, even though painful.

         Many people said, well how do we know things will not get worse? How do we know things will not come back? Here we must all be students of history. Over long periods of time there is definitely rationality in market behavior. The key is to look beyond the short-term circumstances. "This time it's different" are four of the most dangerous words in investing. The patterns of market behavior dictate that when circumstances reach dire proportions, an inversion is coming.

         As we saw yet again in 2003, very good follows immediately on the heels of very bad in the stock market. The key is to appreciate that the very good will be there at some point.


IV. LASTLY, BUT MOST IMPORTANTLY, NOTHING GOOD CAN HAPPEN TO AN INVESTOR IF THERE IS NO INVESTMENT.

         This is a lesson that basically subsumes all of the wisdom cited above. Its message is simple, powerful, but somehow easily forgotten. To be a successful investor, one must first be an investor. That means staying in the market when one wishes otherwise (Lesson #3), and when all facts on the ground point to heading for the sidelines.

         Being in the market all the time is not the same as being all in the market. In other words, it is highly desirable for each investor to determine what percentage of assets should be devoted to stocks. That determination should be made based on personal considerations - age, use of the money, risk tolerance, etc.

         However, once that allocation is made, the amount devoted to stocks should stay in the market, devoted to stocks. Being fully invested does not mean not being selective nor refraining from making changes. It simply means seeing oneself as a permanent participant in the market, with no desire to decide when it's time to be out of the market. As the song from "Damn Yankees" reminds us, "There's nothing to it but to do it."

         Well, now that we have investing figured out, all we have to do is to eat right, exercise and not let little things bother us.




--------------------------------------------------------------------------------
                                       8


                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ----------------


                                               SCHEDULE OF INVESTMENTS            AT DECEMBER 31, 2003
                                               -------------------------------------------------------
                                               COMMON STOCKS: 95.9% (UNAUDITED)

SECURITY                                       SHARES                                   VALUE
--------------------------------------------------------------------------------------------------
ADVERTISING: 1.4%
Interpublic Group of Companies, Inc.           200,800                            $     3,132,480
                                                                                        ---------

BANK (MONEY CENTER): 5.8%
Citigroup, Inc.                                159,000                                  7,717,860
JP Morgan Chase & Co.                          150,000                                  5,509,500
                                                                                        ---------
                                                                                        13,227,360
                                                                                        ---------

BANK (PROCESSING): 2.4%
Bank of New York Co., Inc.                     165,000                                  5,464,800
                                                                                        ---------

BANK (REGIONAL): 1.1%
Comerica, Inc.                                 46,000                                   2,578,760
                                                                                        ---------

BANK (SUPER REGIONAL): 4.0%
Bank of America Corp.                          37,000                                   2,975,910
FleetBoston Financial Corp.                    140,000                                  6,111,000
                                                                                        ---------
                                                                                        9,086,910
                                                                                        ---------

BEVERAGES: 1.4%
Pepsi Bottling Group, Inc.                     134,000                                  3,240,120
                                                                                        ---------

BROADCASTING/PROGRAM: 0.6%
Liberty Media Corp.*                           123,000                                  1,462,470
                                                                                        ---------

COMPUTERS AND PERIPHERALS: 2.3%
American Power Conversion Co.                  213,400                                  5,217,630
                                                                                        ---------

DIVERSIFIED FINANCIAL SERVICES: 0.8%
Federal National Mortgage Association          25,000                                   1,876,500
                                                                                        ---------





         THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.


--------------------------------------------------------------------------------
                                       9





                                MATRIX ADVISORS
                                VALUE FUND, INC.
--------------------------------------------------------------------------------------

                                             COMMON STOCKS: (UNAUDITED), CONTINUED
SECURITY                                               SHARES            VALUE
--------------------------------------------------------------------------------------
DRUG: 12.5%
   Bristol-Myers Squibb Co.                            213,000       $ 6,091,800
   Merck & Co.                                         165,000         7,623,000
   Pfizer, Inc.                                        196,840         6,954,357
   Wyeth                                               177,000         7,513,650
                                                                     -----------
                                                                      28,182,807
                                                                     -----------

DRUGSTORE: 3.4%
   CVS Corp.                                           212,000         7,657,440
                                                                     -----------

ELECTRICAL EQUIPMENT: 3.4%
   General Electric Co.                                250,000         7,745,000
                                                                     -----------

ELECTRONICS: 5.6%
   Symbol Technologies, Inc.                           480,000         8,107,200
   Vishay Intertechnology, Inc.*                       199,700         4,573,130
                                                                     -----------
                                                                      12,680,330
                                                                     -----------

ENVIRONMENTAL SERVICES: 0.3%
   Waste Management, Inc.                               20,000           592,000
                                                                     -----------

FINANCIAL SERVICES: 2.7%
   American Express Co.                                125,000         6,028,750
                                                                     -----------

FOOD (DIVERSIFIED): 1.0%
   General Mills, Inc.                                  48,500         2,197,050
                                                                     -----------

FURN/HOME FURNISHING: 1.2%
   Leggett & Platt, Inc.                               130,500         2,822,715
                                                                     -----------

INDUSTRIAL SERVICES: 1.2%
   Manpower, Inc.                                       58,000         2,730,640
                                                                     -----------

INSURANCE (DIVERSIFIED): 3.7%
   American International Group, Inc.                  119,000         7,887,320
   Marsh & McLennan Companies, Inc.                     10,000           478,900
                                                                     -----------
                                                                       8,366,220
                                                                     -----------


         THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.



--------------------------------------------------------------------------------
                                       10






                                MATRIX ADVISORS
                                VALUE FUND, INC.
-----------------------------------------------------------------------------------

                                             COMMON STOCKS: (UNAUDITED), CONTINUED
SECURITY                                               SHARES            VALUE
-----------------------------------------------------------------------------------


MEDICAL INSTRUMENTS: 3.1%
   Guidant Corp.                                       117,000       $ 7,043,400
                                                                     -----------

MEDICAL SUPPLIES: 6.2%
   Abbott Laboratories                                 110,000         5,126,000
Baxter International, Inc.                             289,000         8,820,280
                                                                     -----------
                                                                      13,946,280
                                                                     -----------

OIL/GAS SERVICES: 2.5%
   Tidewater, Inc.                                     187,200         5,593,536
                                                                     -----------

RECREATION: 2.9%
   Walt Disney Co.                                     279,500         6,520,735
                                                                     -----------

RETAIL (SPECIAL LINES): 3.4%
   Office Depot, Inc.*                                 455,000         7,603,050
                                                                     -----------

RETAIL STORE: 2.1%
   Gap, Inc.                                           200,000         4,642,000
                                                                     -----------

SECURITIES BROKERAGE: 6.8%
   Merrill Lynch & Co.                                 123,000         7,213,950
Morgan Stanley Dean Witter & Co.                       141,000         8,159,670
                                                                     -----------
                                                                      15,373,620
                                                                     -----------

SEMICONDUCTOR: 3.8%
   Adaptec, Inc.*                                      641,000         5,660,030
Intel Corp.                                             93,000         2,994,600
                                                                     -----------

                                                                       8,654,630
                                                                     -----------

SEMICONDUCTOR (CAPITAL EQUIPMENT): 2.8%
   Novellus Systems, Inc.*                             148,375         6,239,169
                                                                     -----------


TECHNOLOGY: 2.6%
   Kyocera Corp.                                        88,400         5,922,800
                                                                     -----------



         THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL
                             PART OF THIS SCHEDULE.

--------------------------------------------------------------------------------
                                       11






                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ----------------





                                           COMMON STOCKS: (UNAUDITED), CONTINUED
SECURITY                                                SHARES          VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (EQUIPMENT): 4.2%
Lucent Technologies, Inc.                              500,000       $ 1,420,000
Nokia Corp.                                            472,300         8,029,100
                                                                     -----------
                                                                       9,449,100
                                                                     -----------

THRIFT: 0.7%
Federal Home Loan Mortgage Co.                          29,000         1,691,280
                                                                     -----------

                            TOTAL COMMON STOCKS
                            (cost $178,063,750)                      216,969,582
                            -----------------------------------------------------


SHORT-TERM INVESTMENT: 4.5%                PRINCIPAL AMOUNT            VALUE
--------------------------------------------------------------------------------
Dreyfus Treasury Prime Cash Management     $3,000,000             $    3,000,000
SEI Daily Income Trust Government Fund      7,039,180                  7,039,180
                                                                  --------------
                                                                      10,039,180
                                                                  --------------

                           TOTAL SHORT-TERM INVESTMENT
                           (cost $10,039,180)
                           -----------------------------------------------------
                           TOTAL INVESTMENTS IN SECURITIES
                           (cost $188,102,930): 100.4%             $227,008,762
                           Other Assets
                           less Liabilities:    (0.4%)                 (850,909)
                           -----------------------------------------------------
                           NET ASSETS: 100.0%                      $226,157,853
                           ====================================================

*  Non-income producing security.

             THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
                        INTEGRAL PART OF THIS SCHEDULE.



--------------------------------------------------------------------------------

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ----------------




                                     STATEMENT OF
                                     ASSETS AND LIABILITIES (UNAUDITED)  DECEMBER 31, 2003
                                     ---------------------------------------------------
                                     ASSETS

Investments in securities, at value:
Common stocks (cost $178,063,750) .........................                $216,969,582
Short-term investments (cost $10,039,180) .................                  10,039,180
Cash ......................................................                   1,634,046
Receivables:
Fund shares sold ..........................................                   2,667,256
Dividends and interest ....................................                     479,075
Prepaid expenses and other assets .........................                      21,385
                                        TOTAL ASSETS                        231,810,524
                                        -----------------------------------------------
                                        LIABILITIES
Payables:
        Advisory fee ......................................                     131,430
        Fund shares redeemed ..............................                      17,774
        Securities purchased ..............................                   5,441,653
        Accrued expenses ..................................                      61,814
                                        TOTAL LIABILITIES                     5,652,671
                                        -----------------------------------------------
                                        NET ASSETS                         $226,157,853
                                        ===============================================
                                        COMPOSITION OF NET ASSETS
Paid-in capital ...........................................                $187,142,845
Undistributed net investment income .......................                     188,209
Accumulated net realized loss on investments ..............                     (79,033)
Net unrealized appreciation on investments ................                  38,905,832
                                         NET ASSETS                       $226,157,853
                                        ===============================================
Number of shares, $0.01 par value, issued
and outstanding (unlimited shares authorized) .............                   4,220,427
                                        ===============================================
                                        NET ASSET VALUE PER SHARE          $      53.59
                                        ===============================================





             THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
                        INTEGRAL PART OF THIS SCHEDULE.


--------------------------------------------------------------------------------
                                       13

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ----------------




                                                 STATEMENT OF OPERATIONS          FOR THE
                                                                              SIX MONTHS ENDED
                                                 (UNAUDITED)                  DECEMBER 31, 2003
                                                 -----------------------------------------------
                                                 INVESTMENT
                                                  INCOME
Income
Dividend income (Net of foreign tax withheld of $2,124) .....................   $  1,353,003
Interest income .............................................................         16,343
                                                 TOTAL INCOME ...............      1,369,346
                                                 -------------------------------------------
                                                 EXPENSES
Advisory fees ...............................................................        804,917
Administration fees .........................................................        105,697
Transfer agent fees .........................................................         23,905
Fund Accounting fees ........................................................         21,737
Custodian fees ..............................................................         21,211
Reports to shareholders .....................................................         11,258
Registration fees ...........................................................         10,303
Miscellaneous ...............................................................          8,383
Audit fees ..................................................................          6,643
Directors fees ..............................................................          3,697
                                                 -------------------------------------------
                                                 TOTAL EXPENSES                    1,017,751
                                                 LESS: Advisory fees waived         (220,883)
                                                 -------------------------------------------
                                                 NET EXPENSES                        796,868
                                                 -------------------------------------------
                                                 NET INVESTMENT INCOME               572,478
                                                 -------------------------------------------
                                                 REALIZED AND UNREALIZED GAIN
                                                 ON INVESTMENTS
Net realized gain from security transactions ................................      4,462,220
Net change in unrealized
appreciation on investments .................................................     26,878,475
Net realized and unrealized
gain on investments .........................................................     31,340,695
                                                 NET INCREASE IN NET ASSETS
                                                 RESULTING FROM OPERATIONS      $  31,913,173
                                                 -------------------------------------------




             THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
                        INTEGRAL PART OF THIS SCHEDULE.

--------------------------------------------------------------------------------
                                       14

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ----------------



                                                                 STATEMENT OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS           YEAR
                                                                                  ENDED              ENDED
                                                                              DECEMBER 31, 2003#  JUNE 30, 2003
                                                ---------------------------------------------------------------
                                                INCREASE IN
                                                NET ASSETS
                                                OPERATIONS:
Net investment income .......................................................   $     572,478    $    384,065
Realized gain (loss) on investments - net ...................................       4,462,220      (4,541,253)
Change in unrealized appreciation of investments - net ......................      26,878,475      13,206,258
                                                --------------------------------------------------------------
                                                NET INCREASE
                                                IN NET ASSETS
                                                RESULTING FROM
                                                OPERATIONS ..................      31,913,173       9,049,070
                                                --------------------------------------------------------------
                                                DISTRIBUTIONS TO SHAREHOLDERS
Net investment income .......................................................        (768,328)       (145,072)
Realized gain on investments ................................................            --          (238,418)
                                                TOTAL
                                                DISTRIBUTIONS
                                                TO SHAREHOLDERS .............        (768,328)       (383,490)
                                                --------------------------------------------------------------
                                                CAPITAL SHARE TRANSACTIONS:
Shares sold .................................................................     112,758,914      59,643,979
Shares issued in connection with reinvestment of dividends ..................         719,639         378,713
Shares redeemed .............................................................     (25,541,313)    (22,485,467)
                                                NET INCREASE FROM
                                                CAPITAL SHARE
                                                TRANSACTIONS ................      87,937,240      37,537,225
                                                --------------------------------------------------------------
                                                TOTAL INCREASE
                                                IN NET ASSETS ...............     119,082,085      46,202,805
                                                --------------------------------------------------------------
                                                NET ASSETS
Beginning of period .........................................................     107,075,768      60,872,963

                                                END OF PERIOD ...............   $ 226,157,853    $107,075,768
                                                =============================================================
                                                UNDISTRIBUTED NET
                                                INVESTMENT INCOME ...........   $     188,209    $    384,059
                                                =============================================================
                                                CHANGE IN SHARES
Shares sold .................................................................       2,316,416       1,503,533
Shares issued in connection with reinvestment of dividends ..................          14,355           9,806
Shares redeemed .............................................................        (522,394)      (581,004)
                                                NET INCREASE                        1,808,377        932,335
                                                =============================================================

#  Unaudited.


             THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
                        INTEGRAL PART OF THIS SCHEDULE.

                                MATRIX ADVISORS
                                VALUE FUND, INC.



                                              NOTES TO
                                              FINANCIAL STATEMENTS (UNAUDITED)
                                              --------------------------------
                                              NOTE 1 -
                                              ORGANIZATION

Matrix Advisors Value Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.


                                               NOTE 2 -
                                               SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION.
Portfolio securities which are traded on national securities exchange or NASDAQ are valued at the official closing price. If there were no transactions in a security on that day, the security is generally valued at the latest bid price. If no quotations are available for a security, of if the Board of Directors (or committee of the Board of Directors appointed for that purpose) believes that the latest bid price of a security which has not traded on the date in question does not fairly reflect its market value, it is valued in manner determined in good faith by the Board of Directors, or its delegates, to reflect its fair value.

B. SHARES VALUATION.
The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's net asset value per share. The Fund charge a 0.75% redemption fee on shares redeemed or exchanged within two months of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund's daily NAV calculation.

C. FEDERAL INCOME TAXES.
The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements. At June 30, 2003, the Fund had a capital loss carryforward of $244,200 that will expire in 2011. As of June 30, 2003, there was a post-October capital loss deferral of $4,297,058 which will be recognized the following tax year.




--------------------------------------------------------------------------------
                                       16

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ----------------


D. PORTFOLIO TRANSACTIONS.
Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

E. USE OF ESTIMATES.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F. OTHER.
Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


                                      NOTE 3 -
                                      COMMITMENTS AND OTHER RELATED PARTY
                                      TRANSACTIONS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor, as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets. For the six months ended December 31, 2003, Matrix voluntarily waived $220,883.


U.S. Bancorp Fund Services, LLC (the "Administrator") (formerly Investment Company Administration, LLC) acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee from the Fund based on the greater of an annual minimum $25,000 or the annual rate of:

                 0.15% of first $100 million of average daily net assets 0.10% of next $100 million of average daily net assets




--------------------------------------------------------------------------------
                                       17

MATRIX ADVISORS
VALUE FUND, INC.


                      NOTE 4 -
                      INVESTMENT TRANSACTIONS
The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the six months ended December 31, 2003, are as follows:

                                                              PROCEEDS FROM
                                                              SALES (INCLUDING
                                  PURCHASES                   MATURITIES)
                                 ----------------------------------------------
Common Stock                      $94,723,967                 $12,787,315


                                  NOTE 5 -
                                  DISTRIBUTIONS TO SHAREHOLDERS


As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:


              COST OF INVESTMENTS FOR TAX PURPOSES . . . . . . . $188,102,930
                                                                 =============
              Gross tax unrealized appreciation . . . . . . . . .  39,519,431
              Gross tax unrealized depreciation . . . . . . . . .    (613,599)
                                                                  -----------
              Net tax unrealized appreciation on investments. . .  38,905,832
                                                                  -----------




















--------------------------------------------------------------------------------
                                       18


                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ----------------



                                           NOTE 6 -
                                           DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

                                                                                       NUMBER
                                                                                         OF
                                                                                      PORTFOLIOS
                                                          PRINCIPAL                    IN FUND     OTHER
NAME,                       POSITION(S)                 OCCUPATION(S)                 COMPLEX     DIRECTORSHIPS
ADDRESS,                    HELD WITH THE   DATE         DURING THE                   OVERSEEN     HELD BY
AND AGE                     CORPORATION     ELECTED +    PAST 5 YEARS                 BY TRUSTEE   DIRECTOR
-----------------------------------------------------------------------------------------------------------------


David A. Katz, CFA          Chairman,        1997      Mr. Katz is President and           1
747 Third Avenue            President, and             Chief Investment Officer of
New York, NY 10017          Treasurer                  Matrix Asset Advisors, the
(41)                                                   Fund's Advisor, and portfolio
                                                       manager of the Fund. He
                                                       has been associated with the
                                                       Advisor and its predecessor
                                                       since its founding in 1986.

Douglas S. Altabef          Executive        2000      Mr. Altabef is the Managing         1
747 Third Avenue            Vice                       Director of Matrix Asset
New York, NY 10017          President, and             Advisors, the Fund's Advisor.
(52)                        Secretary                  He has been associated with
                                                       the Advisor since 1996.
                                                       From 1993 to 1996, he was
                                                       President and Chief
                                                       Executive Officer of Varsity
                                                       Recreational Holdings.
Steven G. Roukis, CFA       Senior Vice      2000      Mr. Roukis is Senior Vice           1
747 Third Avenue            President                  President-Equity Research of
New York, NY 10017                                     Matrix Asset Advisors, the
(36)                                                   Fund's Advisor. He has been
                                                       associated with the Advisor
                                                       since 1994.





--------------------------------------------------------------------------------
                                       19





                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ----------------


                                                                                       NUMBER
                                                                                         OF
                                                                                      PORTFOLIOS
                                                          PRINCIPAL                    IN FUND     OTHER
NAME,                       POSITION(S)                 OCCUPATION(S)                 COMPLEX     DIRECTORSHIPS
ADDRESS,                    HELD WITH THE   DATE         DURING THE                   OVERSEEN     HELD BY
AND AGE                     CORPORATION     ELECTED +    PAST 5 YEARS                 BY TRUSTEE   DIRECTOR
---------------------------------------------------------------------------------------------------------------


Robert M. Rosencrans *                     1985      Mr. Rosencrans has been             1          None
747 Third Avenue            Director                 President of Columbia
New York, NY 10017                                   International, Inc. since
(76)                                                 1984. From 1962 to 1984
                                                     he was President and Chief
                                                     Executive Officer of United
                                                     Artists Cablesystems
                                                     Corporation.

T. Michael Tucker *         Director       1997      Mr. Tucker is the owner of T.       1          None
747 Third Avenue                                     Michael Tucker, a certified
New York, NY 10017                                   public accounting firm which
(61)                                                 he established in 1977.

Larry D. Kieszek *          Director       1997      Mr. Kieszek is Managing             1          None
747 Third Avenue                                     partner of Purvis, Gray &
New York, NY 10017                                   Company, a certified public
(53)                                                 accounting firm with which
                                                     he has been associated since
                                                     1974.

*     Not an "interested person", as that is defined by the 1940 Act.
+ Directors and officers of the Fund serve until their resignation, removal or retirement.




--------------------------------------------------------------------------------
                                       20

                                MATRIX ADVISORS
                                VALUE FUND, INC.
                                ----------------



                                                 FINANCIAL HIGHLIGHTS
                                                 FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                 ------------------------------------------------------

                                                 SIX MONTHS
                                                   ENDED
                                                 DECEMBER 31,                YEARS ENDED JUNE 30,
                                                                ---------------------------------------------
                                                    2003#        2003     2002     2001      2000    1999
                                                    -----------------------------------------------------

Net asset value, beginning of year . . . . . . . . $ 44.39      $41.14   $45.79   $43.49   $38.40   $32.90
Income from investment operations:
        Net investment income . . . . . . . . . . .   0.10        0.14     0.09     0.20     0.11     0.03
        Net realized and unrealized
           gain (loss) on investments . .. . ......   9.31        3.32    (3.59)    3.03     5.30     6.26
                                                   -------------------------------------------------------

Total from investment operations ..................   9.41        3.46    (3.50)    3.23     5.41     6.29
                                                   -------------------------------------------------------

Less distributions:
   Dividends from net investment income . .........  (0.21)      (0.08)   (0.15)   (0.15)    0.00    (0.09)
Distributions from realized gains .................   0.00       (0.14)   (1.03)   (0.78)   (0.32)   (0.70)
                                                   -------------------------------------------------------
Total distributions ...............................  (0.21)      (0.22)   (1.18)   (0.93)   (0.32)   (0.79)
                                                   -------------------------------------------------------

Paid-in capital from redemption fees (Note 2)          --         0.01     0.03      --       --       --
                                                   -------------------------------------------------------

Net asset value, end of period ....................$ 53.59     $ 44.39   $ 41.14 $ 45.79  $ 43.49  $ 38.40
                                                   =======================================================

Total return ....................................... 21.24%+      8.52%    (7.87%)  7.50%   14.18%   19.79%

Ratios/supplemental data:
Net assets, end of period (millions) .............. $ 226.2     $ 107.1   $ 60.9 $  42.6  $  18.1  $  11.1

Ratio of operating expenses to average net assets:
    Before expense reimbursement ..................  1.26%*        1.33%    1.37%   1.37%   1.65%     1.83%
After expense reimbursement .......................  0.99%*        0.99%    0.99%   0.99%   0.99%     1.25%
Ratio of net investment income (loss)
    to average net assets:
    Before expense reimbursement ..................  0.44%*        0.20%   (0.09%)  0.22%   (0.35%)  (0.48%)
After expense reimbursement .......................  0.71%*        0.54%    0.29%   0.60%    0.31%    0.10%

   Portfolio turnover rate ........................     8%+          30%      51%     55%      40%      33%

----------
 # Unaudited
 * Annualized
 + Not Annualized





             THE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ARE AN
                        INTEGRAL PART OF THIS SCHEDULE.



--------------------------------------------------------------------------------
                                       21

                       This page intentionally left blank.

                                 MATRIX ADVISORS
                                 VALUE FUND, INC.




                               DECEMBER 31, 2003







                          747 THIRD AVENUE, 31ST FLOOR
                               NEW YORK, NY 10017
                               BOARD OF DIRECTORS
                    Leonard M. Heine, Jr., Director Emeritus
                               David A. Katz, CFA
                                Larry D. Kieszek
                              Robert M. Rosencrans
                               T. Michael Tucker
                                       o
                               INVESTMENT ADVISOR
                          Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                                 (800) 366-6223
                                       o
                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202
                                       o
                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202
                                       o
                                 ADMINISTRATOR
                        U.S. Bancorp Fund Services, LLC
                       2020 East Financial Way, Ste. 100
                               Glendora, CA 91741
                                       o
                            INDEPENDENT ACCOUNTANTS
                              Tait, Weller & Baker
                          1818 Market Street, Ste. 24
                             Philadelphia, PA 19103
                                       o
                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                            Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change. February 19, 2004

ITEM 2. CODE OF ETHICS.
-----------------------

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]
------------------


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not applicable to reports filed for periods ending before January 1, 2004.


ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
------------------

(a)  (1) ANY CODE OF ETHICS OR AMENDMENT THERETO. Not Applicable.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

(b) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant) MATRIX ADVISORS VALUE FUND, INC.

         By (Signature and Title)   /S/ DAVID A. KATZ
                                  -----------------------------------------
                                    David A. Katz, President

         Date
                -----------------------------------------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature and Title)  /S/ DAVID A. KATZ
                                   --------------------------------------
                                   David A. Katz, President/Treasurer

         Date_______________________________________________________